                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO.1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 29, 2001

                               THE AES CORPORATION
             (exact name of registrant as specified in its charter)

             DELAWARE                    0-19281                 54-1163725
      (State of Incorporation)    (Commission File No.)    (IRS Employer ID No.)

                       1001 North 19th Street, Suite 2000
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)

This amendment to the Current Report of the AES Corporation (the "Registrant") filed on Form 8-K dated January 29, 2001, corrects the inadvertent filing of the information as Item 5 and correctly includes the information as Item 9.


Item 5.  Other Events

         On January 29, 2001, The AES Corporation issued its press release for the fourth quarter of 2000 which included the following historical data.

THE AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2000 AND 1999

---------------------------------------------------------------------------------------------------------------------
                                                                   QUARTER           QUARTER
                                                                    ENDED             ENDED          PERCENTAGE
($ in millions, except per share amounts)                         12/31/00           12/31/99          CHANGE
---------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                              $   1,916            $     1,128          70%


OPERATING COSTS AND EXPENSES:
Cost of sales and services                                          1,423                    818         (74%)

Selling, general and administrative expenses                           16                     27          41%
                                                               ----------------  -----------------

TOTAL OPERATING COSTS AND EXPENSES                                  1,439                    845         (70%)
                                                               ----------------  -----------------

OPERATING INCOME                                                      477                    283          69%

OTHER INCOME AND
 (EXPENSE):
Interest expense                                                     (351)                  (224)        (57%)

Interest and other income                                              95                     69          38%

Equity in earnings of affiliates (before income tax)                  156                     78         100%

Environmental fine                                                    (17)                     -         n/a
                                                               ----------------  -----------------

INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                                                360                    206          75%

Income tax provision                                                   86                     56         (54%)

Minority interest                                                      53                     21        (152%)
                                                               ----------------  -----------------

INCOME BEFORE EXTRAORDINARY ITEM                                      221                    129          71%

Extraordinary item, net of tax -
Early extinguishment of debt                                            -                    (17)        n/a
                                                               ----------------  -----------------

NET INCOME                                                      $     221         $          112          97%
                                                               ================  =================

DILUTED EARNINGS
 PER SHARE:
Before extraordinary item                                            0.46                   0.30          53%
Extraordinary item                                                      -                  (0.04)        n/a
                                                               ----------------  -----------------
Total                                                           $    0.46         $         0.26          77%
                                                               ================  =================

Diluted weighted average
  shares outstanding (in millions)                                    501                    445
                                                                      ===             ============

THE AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2000 AND 1999

---------------------------------------------------------------------------------------------------------------------
                                                                     YEAR               YEAR
                                                                     ENDED             ENDED           PERCENTAGE
($ in millions, except per share amounts)                          12/31/00           12/31/99           CHANGE
---------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                               $    6,691           $  3,253             106%

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                            4,991              2,257            (121%)
Selling, general and administrative expenses                             85                 71             (20%)
                                                                ----------------  -----------------

TOTAL OPERATING COSTS AND EXPENSES                                    5,076              2,328            (118%)
                                                                ----------------  -----------------

OPERATING INCOME                                                      1,615                925              75%

OTHER INCOME AND
 (EXPENSE):
Interest expense                                                     (1,299)              (641)           (103%)
Interest and other income                                               245                115             113%
Equity in earnings of affiliates (before income tax)                    475                 21           2,162%
Environmental fine                                                      (17)                 -             N/a
                                                                ----------------  -----------------

INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                                                1,019                420             143%

Income tax provision                                                    252                111            (127%)
Minority interest                                                       119                 64             (86%)
                                                                ----------------  -----------------

INCOME BEFORE EXTRAORDINARY ITEM                                          648              245             164%

Extraordinary item, net of tax -
Early extinguishment of debt                                               (7)             (17)             59%
                                                                ----------------  -----------------

NET INCOME                                                       $        641         $    228             181%
                                                                ================  =================

DILUTED EARNINGS
 PER SHARE:
Before extraordinary item                                                1.42             0.62             129%
Extraordinary item                                                      (0.02)           (0.04)             50%
                                                                ----------------  -----------------
Total                                                            $       1.40         $   0.58             141%
                                                                ================  =================

Diluted weighted average
  shares outstanding (in millions)                                        473              392
                                                                          ===              ===


Item 9.  Regulation FD Disclosure

     On January 29, 2001, The AES Corporation issued its press release for the fourth quarter of 2000, which is presented below and incorporated herein by reference.

FOR IMMEDIATE RELEASE

          AES EARNS $1.46 PER SHARE IN 2000, UP 135% OVER EARLIER YEAR
                          (EXCLUDING ONE-TIME CHARGE),

              YEAR CLOSES WITH ROBUST QUARTER OF 50 CENTS PER SHARE

ARLINGTON, VA, JANUARY 29, 2001 -- The AES Corporation (NYSE: AES) announced today that net income for 2000 (before deducting a one-time charge relating to the environmental fine in California) increased for the fourteenth consecutive year. Net income, before the $17 million (after tax) one-time charge, increased 189% to $658 million for the year ended 2000. For the year, revenues increased 106% to $6.7 billion. Diluted earnings per share, before the one-time charge and extraordinary items in 2000 and 1999, increased to $1.46 per share in 2000, from $0.62 for 1999.

For the fourth quarter, revenues increased 70% to $1.9 billion. Net income before the one-time charge increased 113% to $238 million for the quarter. Diluted earnings per share, before the one-time charge, were $0.50 for the fourth quarter of 2000. Including the one-time charge, diluted earnings per share were $0.46 for the quarter.

Barry J. Sharp, Chief Financial Officer, stated, "This was a record quarter and a record year for AES, continuing to show the strength and diversification of our businesses around the world. We met our growing financial expectations despite the difficulties in the California market (included in AES's 2000 annual results is a pre-tax operating loss of $11 million from the Company's generation and retail electricity businesses in California) and the lower than expected electricity pool prices in the United Kingdom. Additionally, depreciation of the Brazilian Real during the year resulted in foreign currency transaction losses of $.05 per share for the quarter and $.10 per share for the year. These impacts were offset by strong performance at several of our other businesses, particularly those in Venezuela, Brazil and parts of the U.S."

Dennis W. Bakke, President and Chief Executive Officer of AES, commented, "Our 19th year as a business was magical. We had the largest increase in new business in the history of AES. Moreover, we surpassed our budgeted earnings commitment. Significant progress was observed in making every person an AES "business person", as was indicated in our Values Survey. We surely made some mistakes, but overall the year 2000 was a terrific year."

AES's Expectations for 2001

The following information constitutes forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. These statements are not intended to be a guarantee of performance, but instead constitute AES's current expectation based on reasonable assumptions. Actual events and results may differ materially from those projected. In addition to those listed below, important factors that could affect actual results are discussed in AES's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with AES's businesses.

AES expects its earnings per share for 2001 to be in the range of $1.75 - $1.90. This expectation excludes any restructuring charges resulting from the IPALCO merger, any adjustments according to Financial Accounting Standard 133 and any possible charges that may result from rationalizing businesses in China. In addition, this expectation assumes that there is no substantial change in foreign currency exchange rates. The major businesses or factors that could cause AES's 2001 earnings to be at the higher or lower end of the $1.75 - $1.90 per share range (or fall outside the range) include but are not limited to the performance of AES's New York plants, Eletropaulo, EDC, electricity pool prices in the United Kingdom and the acquisition of new businesses.

AES provided further guidance on its longer-term earnings growth expectations. AES expects earnings per share to grow at an average, compounded annual growth rate in the range of 25 to 30% over the next five years. This growth rate expectation assumes that AES has similar success with new business acquisitions in the next three to five years that it has had over the last few years. With no significant new business acquisitions, annual EPS growth rates from existing AES businesses are expected to average 22% over 3 years and 19% over 5 years.

AES' business development successes in 2000 include the following:

     - In December, AES announced that it had purchased 3,466,600,000 shares of common stock of Gener S.A. pursuant to its Chilean offer.

     - In December, a subsidiary of AES concluded an agreement with RAO UES of Russia to sell 300MW of electric power (or 210m kWh per month) from the AES Ekibastuz 4,000 MW coal-fired plant in the Republic of Kazakhstan to the Russian Federation.

     - In December, AES and EDF announced they have entered into an agreement to acquire a 9.2% interest in Light Servicos de Eletricidade S.A. from a subsidiary of Companhia Siderurgica Nacional for $362 million.

     - In December, AES announced that it has acquired 100% of KMR Power Corporation in a stock-for-stock transaction valued at approximately $53 million.

     - In November, a subsidiary of AES was awarded the Barka Power and Desalination Project - Phase I (427 MW of electricity and 20 million gallons per day (mgd) of water) in the Sultanate of Oman.

     - In November, AES made an offer to acquire all outstanding Gener S.A. ADSs in exchange for AES common stock and that it had commenced in Chile an offer to acquire 3,466,600,000 Gener shares.

     - In September, AES entered the Bolivian telecom market with the purchase of 100% of Redibol, a Competitive Access Provider based in La Paz, for $2.5 million.

     - In September, AES and EDF International S.A. announced they have entered into an agreement to jointly acquire the 11.68% interest in Light Servicos de Eletricidade S.A. owned by two subsidiaries of Reliant Energy for $430 million.

     - In September, AES began construction on a $340 million electric power plant and liquefied natural gas importing facility located in the Dominican Republic.

     - In August, AES completed the acquisition of a 59% stake in the 1,000 MW hydroelectric facility of Hidroelectrica Alicura S.A. in Argentina from Southern Energy, Inc. and its partners.

     - In August, AES and REI announced that they have entered into an agreement whereby a subsidiary of AES will acquire Reliant Energy International's interest in El Salvador Energy Holdings, S.A. which owns three distribution companies in El Salvador.

     - In August, subsidiaries of AES issued approximately $1 billion of non-recourse project bonds to refinance outstanding debt at the Drax Power Station, located in North Yorkshire, England.

     - In August, a subsidiary of AES entered into an agreement whereby AES will acquire the 49% interest held by TransCanada PipeLines Limited in the Songo Songo Gas-to-Electricity Project in Tanzania.

     - In July, AES and IPALCO Enterprises Inc. announced that they entered an agreement whereby AES will acquire IPALCO Enterprises, Inc.

     - In June, AES acquired approximately 87% of the stock of C.A. La Electricidad de Caracas, an integrated electricity company serving Caracas, Venezuela.

     - In June, a subsidiary of AES completed an $815 million non-recourse financing for a circulating fluidized bed coal-fired facility currently being built on the south coast of Puerto Rico.

     - In May, a subsidiary of AES acquired 100% of Tractebel Power Ltd., from Tractebel S.A. With this transaction, AES owns approximately 92% of NIGEN's common stock.

     - In May, AES announced that it won a bid to purchase a 70% interest in the 1,580 MW Mohave Generating Station in Laughlin, Nevada for approximately $667 million.

     - In April, AES announced it intends to launch a tender offer to acquire all outstanding common and preference shares of Brazilian generation company Compania de Geracao de Energia Eletrica Tiete.

     - In March, a subsidiary of AES acquired for $8 million, GeoUtilities Inc., an internet-based superstore for energy, telecom and other vital services.

     - In March, a subsidiary of AES completed a financing associated with 823 MW of generating facilities in the Republic of Georgia, which included the acquisition of the 600 MW Gardabani thermal plant and the establishment of 25-year concessions for the Khrami I and II hydro stations, which have a combined capacity of 223 MW.

     - In March, a subsidiary of AES completed a $440 million non-recourse project financing for AES Red Oak, an 832 MW natural gas-fired combined cycle plant in Sayerville, New Jersey.

     - In February, AES announced that a subsidiary had reached an agreement with the Bulgarian state-owned electric utility NEK, that will allow AES to build, own, operate and transfer a $750 million lignite-fired power plant.

     - In January, a subsidiary of AES agreed to acquire 59% of the outstanding preferred (non-voting) shares of Eletropaulo S.A.

     - In January, a subsidiary of AES and Caterpillar Inc. reached a service agreement for multiple energy products that will result in the construction of a 45 MW cogeneration plant in Mossville, Illinois.

AES is a leading global power company comprised of competitive generation, distribution and retail supply businesses in Argentina, Australia, Bangladesh, Brazil, Canada, Chile, China, Colombia, Dominican Republic, El Salvador, Georgia, Hungary, India, Kazakhstan, the Netherlands, Mexico, Pakistan, Panama, Sri Lanka, the United Kingdom, the United States and Venezuela.

The company's generating assets include interests in one hundred and fifty three facilities totaling over

53 gigawatts of capacity. AES's electricity distribution network has over 920,000 km of conductor and associated rights of way and sells over 126,000 gigawatt hours per year to over 17 million end-use customers. In addition, through its various retail electricity supply businesses, the company sells electricity to over 154,000 end-use customers.

AES is dedicated to providing electricity worldwide in a socially responsible way.

                                    * * * * *

For more general information visit our web site at www.aesc.com or contact investor relations at investing@aesc.com. The list aes-pr-announce is an automated mailing list and can be found on the investing page of our web site. Those who subscribe to this list will receive updates when AES issues a press release.

THE AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2000 AND 1999

---------------------------------------------------------------------------------------------------------------------
                                                                   QUARTER           QUARTER
                                                                    ENDED             ENDED         PERCENTAGE
($ in millions, except per share amounts)                         12/31/00           12/31/99         CHANGE
---------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                              $    1,916        $      1,128            70%


OPERATING COSTS AND EXPENSES:
Cost of sales and services                                           1,423                 818           (74%)
Selling, general and administrative expenses                            16                  27            41%
                                                               ----------------  -----------------

TOTAL OPERATING COSTS AND EXPENSES                                   1,439                 845           (70%)
                                                               ----------------  -----------------

OPERATING INCOME                                                       477                 283            69%

OTHER INCOME AND
 (EXPENSE):
Interest expense                                                      (351)              (224)           (57%)
Interest and other income                                               95                 69             38%
Equity in earnings of affiliates (before income tax)                   156                 78            100%
Environmental fine                                                     (17)                 -            n/a
                                                               ----------------  -----------------

INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                                                 360                206             75%

Income tax provision                                                    86                 56            (54%)
Minority interest                                                       53                 21           (152%)
                                                               ----------------  -----------------

INCOME BEFORE EXTRAORDINARY ITEM                                       221                129             71%

Extraordinary item, net of tax -
Early extinguishment of debt                                             -                (17)           n/a
                                                               ----------------  -----------------

NET INCOME                                                      $      221           $    112             97%
                                                               ================  =================

DILUTED EARNINGS
 PER SHARE:
Before extraordinary item                                             0.46               0.30             53%
Extraordinary item                                                       -              (0.04)           n/a
                                                               ----------------  -----------------
Total                                                           $     0.46           $   0.26             77%
                                                               ================  =================

Diluted weighted average
  shares outstanding (in millions)                                     501                445
                                                                       ===                ===


THE AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2000 AND 1999

---------------------------------------------------------------------------------------------------------------------
                                                                     YEAR               YEAR
                                                                     ENDED             ENDED           PERCENTAGE
($ in millions, except per share amounts)                          12/31/00           12/31/99           CHANGE
---------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                               $    6,691          $   3,253             106%

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                            4,991              2,257            (121%)
Selling, general and administrative expenses                             85                 71             (20%)
                                                                ----------------  -----------------

TOTAL OPERATING COSTS AND EXPENSES                                    5,076              2,328             (118%)
                                                                ----------------  -----------------

OPERATING INCOME                                                      1,615                925               75%

OTHER INCOME AND
 (EXPENSE):
Interest expense                                                     (1,299)              (641)            (103%)
Interest and other income                                               245                115              113%
Equity in earnings of affiliates (before income tax)                    475                 21            2,162%
Environmental fine                                                      (17)                 -              n/a
                                                                ----------------  -----------------

INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                                                1,019                420              143%

Income tax provision                                                    252                111             (127%)
Minority interest                                                       119                 64              (86%)
                                                                ----------------  -----------------

INCOME BEFORE EXTRAORDINARY ITEM                                        648                245              164%

Extraordinary item, net of tax -
Early extinguishment of debt                                             (7)               (17)              59%
                                                                ----------------  -----------------

NET INCOME                                                       $      641           $    228              181%
                                                                ================  =================

DILUTED EARNINGS
 PER SHARE:
Before extraordinary item                                              1.42               0.62              129%
Extraordinary item                                                    (0.02)             (0.04)              50%
                                                                ----------------  -----------------
Total                                                            $     1.40           $   0.58              141%
                                                                ================  =================

Diluted weighted average
  shares outstanding (in millions)                                      473                392
                                                                        ===                ===

THE AES CORPORATION
UNAUDITED SUPPLEMENTAL DATA
FOR THE QUARTER ENDED DECEMBER 31, 2000

                           --------------------1999-----------------------------------------2000--------------------
                           1ST QTR  2ND QTR  3RD QTR  4TH QTR   YEAR    1ST QTR  2ND QTR   3RD QTR  4TH QTR     YEAR
GEOGRAPHIC-% of Total
 NORTH AMERICA
 Revenues                    27%      31%     45%      39%      37%       37%      40%       37%      36%        38%
 EBCIT (1)                   35%      35%     40%      32%      35%       28%      32%       34%      25%        29%

 SOUTH/CENTRAL AMERICA
 Revenues                    38%      41%     33%      32%      35%       27%      31%       37%      39%        34%
 EBCIT                       17%      28%     36%      32%      29%       35%      46%       51%      62%        49%

 EUROPE
 Revenues                    14%      9%       9%      17%      13%       25%      19%       18%      17%        19%
 EBCIT                       23%      9%       9%      23%      17%       28%      12%       8%        8%        14%

 ASIA
 Revenues                    21%      19%     13%      12%      15%       11%      10%       8%        8%        9%
 EBCIT                       25%      28%     15%      13%      19%        9%      10%       7%        5%        8%


SEGMENTS-% of Total
 GENERATION
 Revenues                    61%      64%     63%      56%      60%       62%      52%       51%      49%        53%
 Operating Margin (2)        78%      80%     83%      76%      79%       83%      93%       76%      68%        79%
 EBCIT                       84%      78%     73%      79%      77%       70%      90%       65%      44%        63%

 DISTRIBUTION
 Revenues                    39%      36%     37%      44%      40%       38%      48%       49%      51%        47%
 Operating Margin            22%      20%     17%      24%      21%       17%       7%       24%      32%        21%
 EBCIT                       16%      22%     27%      21%      23%       30%      10%       35%      56%        37%


FINANCIAL HIGHLIGHTS-million $, except Total Assets in billion $

 Revenues                  $638    $ 640  $  847   $ 1,128  $3,253    $1,476   $1,538    $1,761   $1,916     $6,691
 EBCIT                     $147    $ 171  $  197   $   245  $  760    $  343   $  222    $  311   $  402     $1,278
 Net Income Excluding
   Extraordinary Items (3) $ 74    $  84  $   99   $   120  $  377    $  181   $  111    $  134   $  221     $  648
 Total Assets (billions)   $ 10    $  11  $   12   $    21  $   21    $   23   $   29    $   29   $   31     $   31
 Deprec./Amort.            $ 60    $  62  $   72   $    84  $  278    $  112   $  132    $  166   $  172     $  582
 Parent EBITDA - LTM (4)   $360    $ 381  $  370   $   403  $  403    $  387   $  501    $  593   $  871     $  871


(1) EBCIT is net income excluding corporate interest, other corporate costs and income taxes.
(2) Operating Margin is revenues reduced by cost of sales, depreciation and amortization and other operating costs.
(3) In 1999, Net Income Excluding Extraordinary Items also excludes foreign currency transaction gains and losses.
(4) Parent EBITDA is cash flow earnings distributed to parent less parent operating expenses for the last twelve months.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE AES CORPORATION

DATE:  February 2, 2001                        by:  /s/  William R. Luraschi
                                               Vice President and Secretary